*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(n)

LETTER AGREEMENT NO. 8

As of September 30, 2011

Republic Airways Holdings Inc.

8909 Purdue Road, Suite 300

Indianapolis, Indiana 46268

Re: *****

Dear Ladies and Gentlemen,

Republic Airways Holdings Inc. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement (the “Agreement”), dated as of even date herewith that covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

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0.	PREAMBLE

The intent of this Letter Agreement is that the Seller and the Buyer agree that *****

1.	DEFINITIONS AND INTERPRETATION

1.1	Capitalized words and terms used in this Letter Agreement that are not defined herein shall have the meaning assigned thereto in the Agreement.

1.2	The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

1.3

In addition to words and terms elsewhere defined in this Letter Agreement, the initially capitalized words and terms used in this Letter Agreement shall have the meaning set out below, listed in alphabetical order:

TERM	DEFINITION / INTERPRETATION
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

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*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

2.	*****

2.1	*****

(a)	*****

(b)	*****

2.2	*****

2.3	*****

3.	*****

3.1	*****

3.1.1	*****

3.1.2	*****

3.2	*****

3.2.1	*****

3.2.2	*****

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3.2.3	*****

3.2.4	*****

4.	*****

4.1	*****

4.2	*****

4.3	*****

4.4	*****

(a)	*****

(b)	*****

4.5	*****

4.6	*****

5.	*****

5.1	*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

5.2	*****

6.	*****

6.1	*****

(a)	*****

(b)	*****

6.2	*****

7.	*****

7.1	*****

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7.2	*****

7.3	*****

7.4	*****

7.5	*****

7.6	*****

8.	*****

*****

8.1	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

8.2	*****

8.3	*****

9.	*****

(a)	*****

(b)	*****

10.	*****

*****

11.	*****

*****

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12.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 or Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller *****, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.

13.	CONFIDENTIALITY

This Letter Agreement including any other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Letter Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. In particular, both parties agree:

•

not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

•

that any and all terms and conditions contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer. The Buyer therefore agrees to consult with the Seller, and enter into a non-disclosure agreement in form and substance acceptable to the Seller, reasonably in advance of any required disclosure to any third party.

Without prejudice to the foregoing, any disclosure to a third party shall be subject to written agreement between the Buyer and the Seller.

The provisions of this Clause 13 shall survive any termination of this Letter Agreement for a period of *****.

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If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

REPUBLIC AIRWAYS HOLDINGS INC.		AIRBUS S.A.S.

Signature:	/s/ Bryan Bedford	Signature:	/s/ Patrick de Castelbajac

Printed Name:	Bryan Bedford	Printed Name:	Patrick de Castelbajac

Title:	President	Title:	Vice President Contracts

Date:	[Undated]

Witnessed by:		Witnessed by:

Name:	[Authorized Signatory]	Name:

Title:	Senior Vice President	Title:

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APPENDIX 1 –*****

*****

A1.1	*****

A1.2	*****

A1.3	*****

A1.4	*****

A1.5	*****

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APPENDIX 2 – *****

*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

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APPENDIX 3 – *****

A3.1	*****

*****

*****	*****

*****

A3.2	*****

*****	*****

*****

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APPENDIX 4 – *****

*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

*****

*****

LA 8-11